Discontinued Operations	12 Months Ended
Dec. 31, 2014
Discontinued Operations

NOTE 4 — Discontinued Operations

On December 20, 2011, we completed the spin-off of TripAdvisor, which included its flagship brand as well as 18 other travel media brands. The indenture governing our $400 million aggregate principal amount of the 8.5% senior notes due 2016 (the “8.5% Notes”) contained certain covenants that could have restricted implementation of the spin-off. On December 20, 2011, prior to consummation of the spin-off, we gave “Notice of Redemption” to the bondholders, the effect of which was the bonds became due and payable on the redemption date, which was defined as 30 days after the Notice of Redemption, at the redemption price. The 8.5% Notes were fully redeemed on January 19, 2012, the redemption date, for approximately $450 million. In connection with the redemption, we incurred a pre-tax loss from early extinguishment of debt of approximately $38 million (or $24 million net of tax), which included an early redemption premium of $33 million and the write-off of $5 million of unamortized debt issuance and discount costs. This loss was recorded within discontinued operations in the first quarter of 2012, as that was the period in which the bonds were legally extinguished. During 2013, we received an income tax refund of $14 million related to the tax benefit for extinguishment, which was included within cash provided by discontinued operations in our consolidated statement of cash flows for the period.